SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                     Date of Report
                     (Date of earliest
                     event reported):        October 24, 2002


                               FRESH BRANDS, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                     0-549                          39-2019963
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(State or other             (Commission File                  (IRS Employer
jurisdiction of                  Number)                   Identification No.)
incorporation)


                  2215 Union Avenue, Sheboygan, Wisconsin 53081
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          (Address of principal executive offices, including zip code)


                                 (920) 457-4433
                         (Registrant's telephone number)

Item 9.  Regulation FD Disclosure.

                  On October 24, 2002, the Registrant issued a press release. A copy of such press release is filed as Exhibit 99.1 and is incorporated by reference herein.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FRESH BRANDS, INC.



Date: October 24, 2002                   By:  /s/ Elwood F. Winn
                                            ------------------------------------
                                                  Elwood F. Winn
                                                  President, Chief Executive
                                                  Officer and Chief Financial
                                                  Officer